UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2009

BIO-key International, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

3349 Highway 138, Building D, Suite B

Wall, NJ 07719

(Address of principal executive offices)

(732) 359-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On August 13, 2009, BIO-key International, Inc. (the “Company”) and InterAct911 Mobile Systems, Inc. (“Buyer”), a wholly-owned subsidiary of InterAct911 Corporation (the “Parent”), entered into an Asset Purchase Agreement (the “Purchase Agreement”), pursuant to which Buyer agreed to purchase the Company’s Law Enforcement division (the “Business”).  Buyer will pay the Company an aggregate purchase price of $11 million for the Business, of which $7 million is payable in cash at the closing of the transactions contemplated by the Purchase Agreement (the “Asset Sale”), subject to customary adjustments provided in the Purchase Agreement, and Buyer will issue a promissory note (the “Note”) in the original principal amount of $4 million in favor of the Company.  The Note is to be paid in three equal annual installments beginning on the first anniversary of the closing and will bear interest, payable on a quarterly basis, at a rate per annum equal to six percent (6%) compounded annually on the principal sum from time to time outstanding.  The Note will be guaranteed by the Parent and its owner SilkRoad Equity, LLC (“SilkRoad”), a private investment firm, and secured by all of the intellectual property assets of the Business being transferred to Buyer as part of the Asset Sale.  In addition, at the closing of the Asset Sale, the Company will issue to SilkRoad a warrant to purchase up to 8 million shares of the Company’s common stock at a cash purchase price of $0.30 per share.  This warrant will expire on the fifth anniversary of the closing.

The Purchase Agreement provides for Buyer to acquire substantially all of the assets relating to the Business, including the Company’s customer contracts, intellectual property, accounts receivables, equipment, inventories, software, technologies, communication systems and goodwill relating to the Business, and to assume certain specified liabilities as set forth in the Purchase Agreement.  The Company and InterAct Public Safety Systems, an affiliate of Buyer, have collaborated on many projects in the past, including partnership arrangements in which products used in the Business (including elements of the MobileCop®, PocketCop®, MobileRescue™, MobileOffice™, and InfoServer™ product lines) have been integrated with those of InterAct Public Safety Systems and sold to law enforcement agencies and other emergency response customers.  Outside of those commercial dealings, there are no material relationships among the Company and Buyer or any of their respective affiliates other than in respect of the Purchase Agreement and the related ancillary agreements.

The closing of the Asset Sale is conditioned upon the Company’s receipt of the approval of its stockholders as well as the satisfaction of certain other customary closing conditions.  The Purchase Agreement may be terminated by either the Company or Buyer if the closing has not occurred by January 31, 2010 or upon the occurrence of certain customary events as set forth in the Purchase Agreement.  The Company currently expects to hold a special meeting of its stockholders and that, if the stockholders approve the Asset Sale and the other conditions are satisfied, the Asset Sale would close during the fourth quarter of 2009.  In addition, if the Purchase Agreement is terminated under certain circumstances, including a determination by the Company’s Board of Directors to accept an acquisition proposal it deems superior to the Asset Sale, the Company has agreed to pay Buyer a termination fee equal to $1 million.

A copy of the Purchase Agreement is attached hereto as Exhibit 10.1.  A copy of the press release issued by the Company on August 14, 2009 to announce the signing of the Purchase Agreement is attached hereto as Exhibit 99.1.  Each of the foregoing exhibits is incorporated herein by reference.

The description of the Purchase Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to such document.  The Purchase Agreement has been attached to provide investors with information regarding its terms.  It is not intended to provide any other factual information about Buyer or the Company.  In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by Buyer and the Company to each other in connection with the signing of the Purchase Agreement.  These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement.  Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk between Buyer and the Company, rather than establishing matters as facts.  Investors are not third party beneficiaries under the Purchase Agreement and, accordingly, should not rely on the representations and warranties or any descriptions thereof in the Purchase Agreement as characterizations of the actual state of facts or condition of Buyer or the Company or any of their respective affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Additional Information about the Proposed Transaction and Where to Find It:

In connection with stockholder approval of the Asset Sale, the Company intends to file with the Securities and Exchange Commission and mail to its stockholders a proxy statement and other materials.  THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, BUYER, THE ASSET SALE AND RELATED MATTERS.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAREFULLY WHEN THEY ARE AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED SALE OF THE BUSINESS AND THE OTHER CORPORATE MATTERS DESCRIBED THEREIN.  Free copies of the proxy statement and other documents filed with the SEC by the Company, when they become available, can be obtained through the website maintained by the SEC at www.sec.gov.  In addition, free copies of the proxy statement will be available from the Company by contacting Karen Hicks at (508) 460-4012 or Karen.Hicks@bio-key.com.

Participation in the Solicitation:

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction.  Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement and other relevant documents filed with the SEC.  Additional informational regarding the Company’s directors and officers is also included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which was filed with the SEC on March 11, 2009.  The Form 10-K is available free of charge at the SEC’s website at www.sec.gov and from the Company by contacting it as described above.

Statement under the Private Securities Litigation Reform Act:

This periodic report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws, including statements regarding the anticipated timing of, benefits and other results or effects of, the proposed Asset Sale.  The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally and may also materially differ from actual future experience involving any one or more of such matters.  These statements reflect the Company’s current views and expectations with respect to future events and are based on its management’s current assumptions and information currently available.  Actual results may differ materially due to numerous factors including, without limitation, the Company’s history of losses and limited revenue, its ability to develop new products and evolve existing ones, the impact on its business of the recent financial crisis in the global capital markets and negative global economic trends, the implementation of its strategic repositioning, its ability to exploit fully the value of its technology and its strategic partnerships and alliances, its ability to attract and retain key personnel, and risks associated with securing necessary securityholder approval, other closing conditions, regulatory review as well as changes or events affecting the business, financial condition or results of operations of the Company prior to closing the transaction.  These and other risks and uncertainties are described from time to time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2008.  Completion of the Asset Sale is subject to conditions to closing, and there can be no assurance those conditions will be satisfied or that the Asset Sale will be completed on the terms described in the Purchase Agreement or at all.  All forward-looking statements contained herein are neither promises nor guarantees.  The Company does not undertake any responsibility to revise or update any forward-looking statements contained herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of August 13, 2009, by and between BIO-key International, Inc. and InterAct911 Mobile Systems, Inc.*

99.1	Press Release of BIO-key International, Inc., dated August 14, 2009

*  Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: August 18, 2009

	By:	/s/ Thomas J. Colatosti
Thomas J. Colatosti
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated August 13, 2009, by and between BIO-key International, Inc. and InterAct911 Mobile Systems, Inc.

99.1	Press Release of BIO-key International, Inc., dated August 14, 2009